                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 13, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                            1-13136 No.                       16-1455126
(State or other jurisdiction  (Commission File Number)             (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 2.01.        Completion of Acquisition of Assets
----------        -----------------------------------

Home  Properties,  Inc.  (the  "Company")  conducts  its  business  through Home
Properties,  L.P., a New York limited partnership (the "Operating Partnership").
During 2005, the Operating  Partnership  purchased the following seven apartment communities  (referred  to  herein  as  the  "Acquisition  Properties")  in  six unrelated  transactions.  The aggregate  purchase  price of the seven  apartment communities  exceeded 10% of the total assets of the  registrant  as of December
31, 2004.  None of these  acquisition  transactions  constitute  a  "significant subsidiary", and the communities were not acquired from a related party.

Community                                                Acquisition Date
---------                                                ----------------
Ridgeview at Wakefield Valley                            January 13, 2005
Hackensack Gardens                                       March 1, 2005
Barrington Gardens                                       March 1, 2005
Sayville Commons                                         July 15, 2005
The Brooke at Peachtree Village                          August 15, 2005
Peppertree Farm((1))                                     December 28, 2005
Cinnamon Run((1))                                        December 28, 2005

Ridgeview at Wakefield  Valley.  On January 13, 2005, the Operating  Partnership
acquired  Ridgeview  at  Wakefield  Valley with a total of 204 units  located in
Westminster,  Maryland.  Consideration  for the $19.4 million purchase price was funded by the Company's line of credit.

Hackensack  Gardens.  On March  1,  2005,  the  Operating  Partnership  acquired
Hackensack Gardens with a total of 198 units located in Hackensack,  New Jersey.
Consideration  for the $13.3  million  purchase  price  included $5.0 million of assumed  mortgage debt and $8.3 million in Operating  Partnership  Units in Home
Properties,  L.P. The mortgage has a fixed interest rate of 5.26% and matures in
2013.

Barrington  Gardens.  On March  1,  2005,  the  Operating  Partnership  acquired
Barrington  Gardens  with a total of 148 units  located in Matawan,  New Jersey.
Consideration  for the $7.4 million  purchase  price  included  $3.0 million  of assumed  mortgage debt and $4.4 million in Operating  Partnership  Units in Home
Properties,  L.P. The assumed  mortgage was replaced with a new mortgage of $4.5 million, which has a three-year term, a variable interest rate of LIBOR plus 165 basis points and can be prepaid without penalty.

Sayville Commons. On July 15, 2005, the Operating  Partnership acquired Sayville
Commons with a total of 342 units located in Sayville,  New York.  Consideration for the $63.4 million purchase price was funded by $43.6 million in new mortgage debt and $19.8 million by the Company's line of credit. The mortgage has a fixed interest rate of 5.00% and matures in 2015.

The Brooke at Peachtree Village.  On August 15, 2005, the Operating  Partnership
acquired  The Brooke at Peachtree  Village with a total of 146 units  located in
Whitehall, Pennsylvania.  Consideration for the $16.1 million purchase price was funded by the Company's line of credit.

Peppertree   Farm  and  Cinnamon  Run.  On  December  28,  2005,  the  Operating
Partnership acquired two contiguous  apartment  communities totaling 1,392 units in Silver Spring,  Maryland (noted with an ((1)) above).  Consideration  for the
$163.7 million  purchase price included  $120.7 million in new mortgage debt and
$43.0  million in  Operating  Partnership  Units in Home  Properties,  L.P.  The
mortgages have a fixed interest rate of 5.25% and mature in 2015.

Peppertree  Farm and  Cinnamon  Run are  collectively  referred to herein as the
"Selected   Acquisition   Properties".   The  purchase  price  of  the  Selected
Acquisition  Properties  makes  up 58% of the  Acquisition  Properties  and were selected for audit under Rule 3-14 of Regulation S-X.

In  determining  the price  paid for the  Acquisition  Properties,  the  Company considered the historical and expected cash flow from the properties, the nature of the  occupancy  trends  and terms of the leases in place,  current  operating costs and taxes,  the physical  condition of the  properties,  the  potential to increase  their cash flow and other  factors.  The Company also  considered  the capitalization  rates at which it believes  apartment  properties  have recently sold in the  market,  but  determined  the prices it was  willing to pay for the properties  primarily  based on the  factors  discussed  above.  No  independent appraisals  were  performed in connection  with the  acquisitions.  The Company, after  investigation  of the properties,  is not aware of any material  factors, other than those  discussed  above,  that would cause the financial  information reported not to be necessarily indicative of future expected operating results.

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

a.   Financial statements of businesses acquired:

     (1)  Unaudited combined  statements of revenue and certain expenses for the
          Selected Acquisition Properties for the period January 1, 2005 through the latest interim period prior to the date of acquisition.

     (2)  Audited  combined  statements of revenue and certain  expenses for the year ended December 31, 2004 for the Selected Acquisition Properties.

     None of the Acquisition  Properties  constitute a "significant  subsidiary"
     pursuant to the  Regulation  S-X rules.  Audited  statements of revenue and certain expenses for the year ended December 31, 2004 and related unaudited financial  information for the period through the  acquisition  date or the
     Company's  appropriate quarterly reporting period are presented herein only for the Selected Acquisition Properties,  which represent a majority of the
     Acquisition Properties.

b.   Pro forma financial information:

     (1)  Pro  forma  condensed  consolidated  statement  of  operations  of the
          Company for the year ended December 31, 2005.

     (2)  Notes to the pro forma  consolidated  statement of  operations  of the
          Company for the year ended December 31, 2005.

     (3)  Estimated  twelve-month  pro forma  statement of taxable net operating income and operating funds available.

c.   Exhibits

     Exhibit 23.0 Consent of PricewaterhouseCoopers LLP

                         Report of Independent Auditors
                         ------------------------------

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have  audited  the  accompanying  Combined  Statement  of Revenue and Certain
Expenses  of  Peppertree  Farm and  Cinnamon  Run,  located  in Silver  Springs,
Maryland,  (the  "Properties")  for the  year  ended  December  31,  2004.  This
Statement   is  the   responsibility   of  the   Properties'   management.   Our
responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the Statement is free of material  misstatement.  An audit includes  examining,  on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Form 8-K of Home  Properties,  Inc.)  as  described  in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects,  the revenue and certain  expenses  described in Note 2 of  Peppertree
Farm and Cinnamon Run for the year ended  December 31, 2004, in conformity  with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts

April 12, 2006

Peppertree Farm and Cinnamon Run
Combined Statement of Revenue and Certain Expenses
(In thousands)
-------------------------------------------------------------------------------

                                                          For the Nine Months
                                                                 Ended
                                                             September 30,
                                   For the Year Ended            2005
                                    December 31, 2004         (unaudited)
                                    -----------------         -----------
Revenue:
     Rental income                           $16,391                $12,401
     Other income                                518                    507
                                             -------                 ------
                                              16,909                 12,908
                                             -------                 ------

Expenses:
     Operating and maintenance                 5,285                  4,054
     Real estate taxes                           961                    684
                                             -------                 ------
                                               6,246                  4,738
                                             -------                 ------

Revenue in excess of expenses                $10,663                 $8,170
                                             =======                 ======

   The accompanying notes are an integral part of these financial statements.

Peppertree Farm and Cinnamon Run
Notes to Combined Statement of Revenue and Certain Expenses

For the Year Ended  December  31, 2004 and the Nine Months Ended  September  30,
2005 (Unaudited)

-------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The  accompanying  combined  statement  of  revenue  and  certain  expenses includes the operations (see "Basis of  Presentation"  below) of Peppertree
     Farm  and  Cinnamon  Run,  residential  properties  ("Selected  Acquisition
     Properties")  formerly  owned and  managed by parties  not  related to Home
     Properties, Inc. (the "Company").

     On December 28, 2005, the Company,  through its subsidiary Home Properties,
     L.P.,   acquired  the  Selected   Acquisition   Properties.   The  Selected
     Acquisition  Properties  are  residential  communities  located  in  Silver
     Springs, Maryland.

     Total  consideration  for the $163.7 million purchase price included $120.7 million in new mortgage  debt and $43.0  million in  Operating  Partnership
     Units in Home Properties,  L.P. The mortgages have a fixed interest rate of
     5.25% and mature in 2015.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  statement  has been  prepared  on the  accrual  basis of accounting.

     The accompanying  statement is not  representative of the actual operations of the  Selected  Acquisition  Properties  for the  periods  presented.  As required by the Securities and Exchange  Commission,  Regulation  S-X, Rule
     3-14, certain expenses,  which may not be comparable to the proposed future operations  of the  Selected  Acquisition  Properties  have been  excluded.
     Expenses  excluded relate to property  management fees,  interest  expense, depreciation and amortization  expense, and other expenses unrelated to the future operations of the Selected  Acquisition  Properties.  The Company is
     not aware of any  material  factors  relating to the  Selected  Acquisition
     Properties  that would cause the reported  financial  information not to be necessarily indicative of future operating results.

     Real Estate
     -----------

     Expenditures for repairs and maintenance items are expensed as incurred.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents, which approximates recognition on a straight-line basis over the related lease term. Leases are generally for terms of one year.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from residents. The real estate service fees include late charges, lease breakage fees, application fees, pet charges and other amenities.

Peppertree Farm and Cinnamon Run
Notes to Combined Statement of Revenue and Certain Expenses

     For the Year Ended  December 31, 2004 and the Nine Months  Ended  September
     30, 2005 (Unaudited)

     ---------------------------------------------------------------------------

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

3.   INTERIM UNAUDITED COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

     The accompanying interim combined statement of revenue and certain expenses for the nine months ended September 30, 2005 is unaudited.  However, in the opinion of the Company,  the interim  statement  includes all  adjustments, consisting  only of  normal  recurring  adjustments,  necessary  for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
           (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited Pro Forma Consolidated  Statement of Operations for the year ended
December  31,  2005 is  presented  as if the  acquisition  by the Company of the
Selected Acquisition Properties had occurred on January 1, 2005.

Such pro forma information is based upon the historical  consolidated results of operations of the Company for the year ended December 31, 2005, giving effect to the  transactions  described  above.  In management's  opinion,  all adjustments necessary  to  reflect  the above  transactions  have been  made.  The Pro Forma
Consolidated  Statements of Operations  should be read in  conjunction  with the historical financial statements and notes thereto of the Company included in the
Home  Properties,  Inc.  Form 10- K filed  March  10,  2006  for the year  ended
December 31, 2005.

The unaudited Pro Forma Consolidated  Statement of Operations for the year ended
December 31, 2005 are not  necessarily  indicative of what the actual results of operations  would have been  assuming  the  transactions  had occurred as of the beginning of the period presented,  nor does it purport to represent the results of operations for future periods.

The pro forma Balance Sheet for Home Properties, Inc. as of December 31, 2005 is
not  included  in this Form 8-K.  This pro forma  financial  information  is not presented in this Form 8-K as the Selected  Acquisition  Properties are included in the historical financial statements and notes thereto of the Company included in the Home  Properties,  Inc. Form 10-K filed March 10, 2006 for the year ended
December 31, 2005.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
           (Unaudited, in Thousands, Except Share and Per Share Data)

                                                                     Peppertree
                                                              Home    Farms and                          Total
                                                  Properties, Inc.     Cinnamon    Pro Forma         Pro Forma          Company
                                                    Historical (A)      Run (B)  Adjustments       Adjustments        Pro Forma
                                                    --------------      -------  -----------       -----------        ---------
Revenues:
Rental Income                                             $417,607      $16,535         $311 (H)       $16,846         $434,453
Property other income                                       23,590          676                            676           24,266
Interest income                                                581            -                              -              581
Other income                                                 2,023            -            -                 -            2,023
                                                           -------        -----       ------            ------          -------
Total revenues                                             443,801       17,211          311            17,522          461,323
                                                           -------        -----       ------            ------          -------
Expenses:
Operating and maintenance                                  198,974        6,319            -             6,319          205,293
General and administrative                                  19,652            -          516 (C)           516           20,168
Interest                                                    97,898            -        6,337 (D)         6,337          104,235
Depreciation and amortization                               90,232            -        3,861 (E)         3,861           94,093
Impairment of assets held as General Partner                   400            -            -                 -              400
                                                           -------        -----       ------            ------          -------
Total Expenses                                             407,156        6,319       10,714            17,033          424,189
                                                           -------        -----       ------            ------          -------
Income from operations before minority interest             36,645       10,892     (10,403)               489           37,134
Minority interest                                          (10,015)                                       (168) (F)     (10,183)
                                                           -------                                      ------          -------
Income from continuing operations                           26,630                                         321           26,951
Preferred dividends                                         (6,279)                                          -           (6,279)
                                                           -------                                      ------          -------
Income applicable to common shareholders from
  continuing operations                                    $20,351                                      $  321          $20,672
                                                           =======                                      ======          =======
Basic earnings per share data:
Income applicable to common shareholders from
  continuing operations                                      $0.64                                                        $0.65 (G)
                                                             =====                                                        =====
Diluted earnings per share data:
Income applicable to common shareholders from
  continuing operations                                      $0.64                                                        $0.64 (G)
                                                             =====                                                        =====
Weighted average number of shares outstanding
Basic                                                   31,962,082                                                   31,962,082
                                                        ==========                                                   ==========
Diluted                                                 32,328,105                                                   32,328,105

                              HOME PROPERTIES, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                            (Unaudited, in Thousands)

(A)  Reflects the historical  audited  consolidated  statement of operations for the Company for the year ended December 31, 2005.

(B)  Reflects  the  historical  revenue  and  certain  expenses  of  each of the
     Selected Acquisition  Properties for the period January 1, 2005 through the date of acquisition.

(C)  Reflects additional general and administrative  expenses relating to adding the Selected Acquisition  Properties to the Company portfolio (estimated as
     3% of total revenues).

(D)  Reflects the increase in interest  expense  related to the debt obtained in order to finance  each of the  Selected  Acquisition  Properties.  The debt obtained in acquisition, along with the respective effective interest rates is summarized as follows:

        Acquisition Properties          Debt Obtained              Interest rate
        ----------------------          -------------              -------------
        Peppertree Farm                   $68,400,000                  5.25%
        Cinnamon Run                      $52,300,000                  5.25%

(E)  Reflects  depreciation  and  amortization  related to each of the  Selected
     Acquisition  Properties,  as appropriate.  The appliances have an estimated useful life of ten years and the building  has an estimated  useful life of forty years. The purchase price of the Selected  Acquisition  Properties is allocated  $20,301,700 to land,  $1,392,000 to appliances,  $141,236,915 to building,  $468,029 to  customer  relationship  intangible,  $611,788 to in place leases  intangible and ($311,431) to below market leasehold  interest intangible.

(F)  Reflects the adjustment to minority  interest expense based upon the impact of the above pro forma  adjustments on income before minority  interest and the issuance of OP Units related to the Selected
     Acquisition Properties as of January 1, 2005.

(G)  Pro forma income per common share is based upon the weighted average number of common shares outstanding during 2005.

(H)  Reflects  rental revenue of acquired  in-place below market leases at their fair value over the weighted average remaining lease term of 5 months.

In accordance with SFAS 128, earnings per share from income applicable to common shareholders from continuing operations is calculated as follows (in thousands):

                                                                                                  December 31,2005
                                                                                                  ----------------

Income from continuing operations                                                                       $   26,951
Less:    Preferred dividends                                                                                 6,279
                                                                                                        ----------
Basic and Diluted - Income from continuing operations applicable to common shareholders                 $   20,672
                                                                                                        ==========

Basic weighted average number of shares outstanding                                                     31,962,082
Effect of dilutive stock options
                                                                                                           366,023
                                                                                                        ----------
Diluted weighted average number of shares outstanding                                                   32,328,105
                                                                                                        ==========

Basic earnings per share data:
     Income applicable to common shareholders from continuing operations                                     $0.65
                                                                                                             =====

Diluted earnings per share data:
     Income applicable to common shareholders from continuing operations                                     $0.64
                                                                                                             =====

                              HOME PROPERTIES, INC.
                   ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
          OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                   (UNAUDITED)

The  following  unaudited  statement is a proforma  estimate for a  twelve-month period of taxable income and funds available from operations of the Company. The unaudited  pro forma  statement is based on the Company's  historical  operating results for the year ended  December 31, 2005 adjusted as if the  acquisition by the Company of the Selected  Acquisition  Properties  had occurred on January 1,
2005.

This statement should be read in conjunction  with (i) the historical  financial statements  and notes  thereto of the Company  included in the Home  Properties,
Inc.  Form 10-K filed  March 10, 2006 for the year ended  December  31, 2005 and
(ii) the pro forma  consolidated  financial  statements of the Company  included herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):

Historical earnings from operations, exclusive of
  depreciation and amortization (Note 1)                               $126,877
Selected Acquisition Properties as adjusted,
  exclusive of depreciation (Note 2)                                      4,350
                                                                     ----------

                                                                        131,227
Estimated tax basis depreciation and amortization (Note 3)
    Company                                                          (68,426)
    Selected Acquisition Properties                                  (5,475)
                                                                     ----------

Pro Forma taxable operating income before dividends deduction            57,326
Estimated dividends deduction (Note 4)                                   86,264
                                                                     ----------

Pro Forma taxable operating income (loss)                            ($  28,938)
                                                                       ========

ESTIMATE OF PRO FORMA OPERATING FUNDS AVAILABLE (NOTE 5)
  (IN THOUSANDS):
Pro Forma taxable operating income before dividends deduction         $  57,326
Add pro forma tax basis depreciation and amortization                    73,901
                                                                     ----------

Estimate of pro forma operating funds available                        $131,227
                                                                       ========

Principle Assumptions:

Note 1 - The historical earnings from operations represents the Company's income from continuing  operations as adjusted for  depreciation  and amortization for the  year  ended  December  31,  2005 as  reflected  in the  historical financial statements.

Note 2 - The  historical  earnings  from  operations  represents  the pro  forma results of the Selected  Acquisition  Properties  acquired since January 1,
     2005 for the year ended December 31, 2005.

Note 3 - The tax basis  depreciation  of the Company is based upon the  original purchase price allocated to the buildings, equipment and personal property, depreciated  on a  straight-line  basis  over  a  27.5-  and  5-year  life, respectively.

Note 4 - Estimated  dividends deduction includes the Series F preferred dividend of $5,400  plus the  estimated  dividend  rate of $2.53 per  common  share.
     Common shares outstanding, on a pro forma basis, are 31,962,082.

Note 5 - Operating  funds  available  does not  represent  cash  generated  from operating  activities  in accordance  with  generally  accepted  accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                            HOME PROPERTIES, INC.
                            ---------------------
                            (Registrant)

                            Date:    April 13, 2006

                            By:      /s/ Edward J. Pettinella
                                     -------------------------------------
                                     Edward J. Pettinella
                                     President and Chief Executive Officer

                            Date:    April 13, 2006

                            By:      /s/ David P. Gardner
                                     -------------------------------------
                                     David P. Gardner
                                     Executive Vice President and
                                     Chief Financial Officer